 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 12, 2019 (October 22, 2019)

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:    (720) 872-5000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common	ASTI	OTC

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Exchange of Outstanding Promissory Notes for Unsecured Convertible Note

On October 22, 2019, Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), entered into a securities exchange agreement (the “Exchange Agreement”) with Bellridge Capital, L.P. (“Investor”).

Pursuant to the terms of the Exchange Agreement, Investor agreed to surrender and exchange an outstanding promissory note with principal balances of $277,342.25 (including accrued interest). In exchange, the Company issued to Investor an unsecured convertible note with a principal amount of $450,000 (the “Exchange Note”).

Terms of the Exchange Note

The Exchange Note will mature on October 22, 2020. Principal and interest on the Exchange Note will be payable in a lump sum on October 20, 2020.

The Exchange Note will bear interest at a rate of 10% per annum. The interest rate increases to 18% in the event of a default under the Exchange Note.

The Exchange Note contains standard and customary events of default including but not limited to: (i) failure to make payments when due under the Exchange Note, and (ii) bankruptcy or insolvency of the Company.

Investor shall have the right, from and after the date of issuance of the Exchange Note and then at any time until the Exchange Note is fully paid, to convert any outstanding and unpaid principal and interest into shares of Common Stock at a variable conversion price equal to the lesser of (i) a price equal to $0.0005, or (ii) 70% of the lowest closing bid price for the shares over the prior five trading days.

Conversion to shares of Common Stock may not be issued pursuant to the Exchange Note if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 4.99% of the outstanding shares of Common Stock.

The Exchange Note is not secured.

* * * * * *

The foregoing description of the Note is a summary and is qualified in its entirety by reference to the document attached hereto as Exhibit 10.1, which document is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

All of the securities described in this Current Report on Form 8-K were or will be offered and sold in reliance upon exemptions from registration pursuant to Sections 3(a)(9) and 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offerings were made to “accredited investors” (as defined by Rule 501 under the Securities Act).

 Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description

	10.1	Exchange Agreement Dated October 22, 2019
	10.2	Convertible Exchange Promissory Note Dated October 22, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

September 13, 2019	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer